UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Commerce Drive, Suite A, Schaumburg, Illinois 60173

 (Address of Principal Executive Offices, Including Zip Code)

(630) 872-5800

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K of Capital Growth System, Inc. dated September 8, 2006 is filed for the purpose of filing the financial statements of 20/20 Technologies, Inc. required by Item 9.01(a) of this Form and the pro forma financial information required by Item 9.01(b) of this Form.

Item 9.01 Financial Statement and Exhibits.
(a) Financial statements of the businesses acquired.
The following financial statements are filed herewith:
•                  Audited financial statements of 20/20 Technologies, Inc. as of and for the two years ended, December 31, 2005 and 2004;
•                  Unaudited interim balance sheet of 20/20 Technologies, Inc. as of June 30, 2006; and
•                  Unaudited financial information of 20/20 Technologies, Inc. for the six months ended June 30, 2006 and June 30, 2005.
(b) Unaudited pro forma financial information.
The following pro forma financial information is filed herewith:
•                  Unaudited pro forma combined statements of operations for the year ended December 31, 2005; and
•                  Unaudited pro forma combined statements of operations for the six months ended June 30, 2006;
•                  Unaudited pro forma combined balance sheet as of June 30, 2006.

2

Exhibits.
Exhibit No.	Description
2.*
Plan of Merger Agreement (the “20/20 Merger Agreement”) by and among Capital Growth Systems Inc. (the “Company”), 20/20 Technologies, Inc., a Delaware corporation (“20/20”) and 20/20 Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of 20/20 (“20/20 Mergeco”), to acquire all of the capital stock of 20/20 in exchange for certain cash, stock consideration and the assumption of certain indebtedness. *

99.1*	Capital Growth Systems Inc. press release dated September 8, 2006
99.2
Audited financial statements of 20/20 Technologies, Inc. as of, and for the years ended, December 31, 2005 and 2004. Unaudited interim balance sheet of 20/20 Technologies, Inc. as of, and for the six months ended June 30, 2006 and 2005.

99.3	Unaudited pro forma combined financial statements.

*  Previously filed.

3

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 26, 2007

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ D. Skip Behm
Chief Financial Officer

4